EXHIBIT 10.3
SECOND AMENDMENT TO
RIGHT OF FIRST REFUSAL AGREEMENT
AND
DUE DILIGENCE REIMBURSEMENT AGREEMENT
     THIS SECOND AMENDMENT (this “Amendment”) TO THAT RIGHT OF FIRST REFUSAL AGREEMENT AND DUE DILIGENCE REIMBURSEMENT AGREEMENT (the “Frame Agreement”) is made and entered into this ___day of April, 2000, by and between FIRSTCITY FINANCIAL CORPORATION, a Delaware corporation ( “FCFC”), and FIRSTCITY SERVICING CORPORATION, a Texas corporation (“Servicing”), on the one hand, and CARGILL FINANCIAL SERVICES CORPORATION, a Delaware corporation (“CFSC”), and CFSC CAPITAL CORP. II, a Delaware corporation (“CCCII”), on the other hand.
RECITALS
     A. FirstCity Holdings Corporation (“FCH”), a second tier subsidiary of FCFC, and CFSC Capital Corp. XXX (“CCC-30”), a wholly owned subsidiary of CFSC, have entered into a Loan Agreement (as thereafter amended, modified, extended, supplemented or increased from time to time, the “Loan Agreement”) dated as of even date herewith pursuant to which CCC-30 agreed to make advances from time to time (collectively, the “Loan”) to FCH in an amount not to exceed $17,000,000.00.
     B. It is a condition precedent to CCC-30’s funding and advancement of the Loan that FCFC and Servicing execute and deliver this Amendment.
     C. The parties to the Frame Agreement desire to extend the term of the Frame Agreement for an additional year from January 1, 2001 to January 1, 2002 on the terms and conditions herein contained.
     NOW, THEREFORE, in good consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
Definitions
     1.01 Capitalized terms used in this Amendment are defined in the Frame Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
Amendments
     2.01 Amendment to Definition of Termination Date. The definition of “Termination Date” in Article 1 of the Frame Agreement is hereby amended by deleting the reference to the “ third anniversary” and substituting therefor the “ fourth anniversary”. The effect of this amendment is to define the “Termination Date” as occurring on January 1, 2002.
     2.02 Amendment to Definition of Geographic Area. The definition of “Geographic Area” in Article 1 of the Frame Agreement is hereby amended by deleting that definition in its entirety and replacing it with the following definition:
“Geographic Area” means (i) on and prior to December 31, 2000, the United States, Canada, Mexico, the Caribbean, Central America and South America, and (ii) on and after January 1, 2001, the United States, Canada and Mexico.
     The effect of this amendment will be to decrease the defined Geographic Area on and after January 1, 2001.
     2.03 Amendment to Definition of Monthly Retainer. The definition of “Monthly Retainer” in Article 1 of the Frame Agreement is hereby amended by deleting that definition in its entirety and replacing it with the following definition:
“Monthly Retainer” means a monthly payment from CFSC to Servicing as compensation for the exclusivity provisions of this Agreement, with the gross amount of such Monthly Retainer being (i) on and prior to December 31, 2000, $20,000.00 per month, and (ii) on and after January 1, 2001, $25,000.00 per month; provided, however, that the gross amount of the Monthly Retainer paid to Servicing shall be adjusted to reflect Cargill’s contribution to deal flow as provided for in Article 4 of this Agreement.
The effect of this amendment will be to increase the dollar amount of the defined Monthly Retainer on and after January 1, 2001.
ARTICLE III
No Waiver
     3.01 Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by any party hereto of any covenant or provision of the Frame Agreement, this Amendment, the Loan Agreement or of any other agreement between or among any of the parties to the Frame Agreement; and any party’s failure at any time or times hereafter to require strict performance by any other party of any provision thereof shall not waive, affect or diminish any right of such party to thereafter demand strict compliance therewith.
ARTICLE IV
Ratifications, Representations and Warranties
     4.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Frame Agreement, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Frame Agreement are ratified and confirmed and shall continue in full force and effect. The parties hereto agree that the Frame Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.
     4.02 Representations and Warranties. Each party hereto hereby represents and warrants to each other party hereto that (a) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of such party and will not violate the articles of incorporation or bylaws of such party; and (b) such party is in full compliance with all covenants and agreements contained in the Frame Agreement, as amended hereby.
ARTICLE V
Miscellaneous Provisions
     5.01 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     5.02 Transferability of Agreement. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns.
     5.03 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     5.04 Effect of Waiver. No consent or waiver, express or implied, by any party hereto to or for any breach of or deviation from any covenant or condition by any other party hereto shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     5.05 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     5.06 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     5.07 Final Agreement. THE FRAME AGREEMENT, AS AMENDED HEREBY, REPRESENTS THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE FRAME AGREEMENT, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE PARTIES HERETO.
[Signature Page Follows]

          Executed as of the date first indicated above.

FIRSTCITY FINANCIAL CORPORATION

By:

Name:	James C. Holmes
Title:	Senior Vice President

FIRSTCITY SERVICING CORPORATION

By:

Name:	James C. Holmes
Title:	Senior Vice President

CARGILL FINANCIAL SERVICES CORPORATION

BY:

Name:	E. Gerald O’Brien II
Title:	Vice President

CFSC CAPITAL CORP. II

BY:

Name:	E. Gerald O’Brien II
Title:	Vice President
Signature Page to Second Amendment to Right of First Refusal Agreement and Due Diligence
Reimbursement Agreement

4